Accounts Receivables, Net (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
ACCOUNTS RECEIVABLE,NET [Abstract]
Concentration of credit risk with respect to accounts receivable	Concentration of credit risk with respect to accounts receivable are limited due to the Company's large number of customers, who are internationally dispersed and have a variety of end markets in which they sell. Due to these factors, management believes that no additional credit risk beyond amounts provided for collection losses is inherent in the Company's trade receivables. For the years ended December 31, 2013, 2012 and 2011, none of the customers accounted for more than 10% of the Company's revenue.
Provisions for doubtful accounts
Provision of losses on accounts receivable due to defaulted charterers no longer covered by insurance		$ 4,593
Provision of losses on accounts receivable due to defaulted charterers		$ 12,543